                                   UAM Funds
                                   Funds for the Informed Investor(SM)




Heitman Real Estate Portfolio
Semi-Annual Report                                 June 30, 1999



                                                                        UAM(R)

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................   7
Statement of Operations.....................................................   8
Statement of Changes in Net Assets..........................................   9
Financial Highlights........................................................  10
Notes to Financial Statements...............................................  12

--------------------------------------------------------------------------------

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

August 3, 1999

Dear Shareholder:

Performance
The second quarter of 1999 proved to be a strong one for real estate invest-ment trusts ("REITs"), with the Wilshire Real Estate Securities Index (WRESI) turning a positive 10.62%, its best performance since the third quarter of 1997. This second quarter WRESI return overcame the negative return of the first quarter (-3.5%) to result in a year to date return of 6.8%. By compari-son, the S&P 500 Index was up 12.4% year to date and the Russell 2000 was up 9.2% year to date.

The performance of the Heitman Real Estate Portfolio (the "Fund") for the first six months of 1999 was 6.1% for the Institutional Class, and 5.9% at net asset value and 0.9%(/1/) at public offering price for the Advisor Class. The Fund has a long-established performance objective of exceeding the WRESI. Since inception of the Fund in March 1989 through June 30, 1999, Fund perfor-mance has been 8.5% for the Institutional Class shares, outperforming the WRESI by 358 basis points. The following table compares the Fund's performance versus the indices for the period ending June 30, 1999.

Average Annual Total Returns

                                        Advisor  Advisor
                                         Class    Class
                                          Net     Public       Wilshire
                          Institutional  Asset   Offering    Real Estate
                              Class      Value  Price(/1/) Securities Index S&P 500
                          ------------- ------- ---------- ---------------- -------
3/13/89(/2/)-6/30/99....       8.54%       N/A      N/A          4.96%       19.13%
5/15/95(/3/)-6/30/99....        N/A      13.30%   11.98%        11.42%       28.95%
10 Years Ending
 6/30/99................       8.51%       N/A      N/A          4.63%       15.75%
5 Years Ending 6/30/99..      10.75%       N/A      N/A         10.05%       27.86%
3 Years Ending 6/30/99..      11.71%     11.13%    9.34%         9.82%       29.11%
1 Year Ending 6/30/99...      -4.11%     -4.51%   -9.05%        -6.88%       22.76%
6 Months Ending
 6/30/99................       6.14%      5.88%    0.85%         6.78%       12.38%
Quarter Ending 6/30/99..      12.26%     12.12%    6.79%        10.62%        7.05%

-----------
(/1/Reflects)the deduction of the maximum 4.75% sales charge and assumes reinvestment of all dividends at net asset value.
(/2/Inception)date of Institutional Class.
(/3/Inception)date of Advisor Class. Index comparisons begin on 4/30/95.

All property sectors in the WRESI with the exception of local and regional re-tail have posted positive returns year to date, with all sectors, including local and regional retail, showing positive returns for the second quarter. The apartment

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

sector was the biggest winner year to date, up 13.3%, with factory outlets also posting a double-digit gain of 10.9%. Local retail lost 0.9% and regional retail is down 3.3% for the year to date. All other sectors have positive sin-gle-digit gains year to date.

The strong positive performance of REITs in the second quarter of 1999 repre-sents a significant reversal of the negative performance of the five prior quarters. Negative performance had been driven principally by a contraction in multiples. The weighted average REIT Cash Available for Distribution (CAD) multiple contracted from 14.8x at the end of 1997 to approximately 10x at the end of the first quarter of 1999. Positive performance during the second quar-ter of 1999 was driven by an expansion in the weighted average CAD multiple to approximately 11x. These multiple changes reflect the pattern of quarterly earnings growth rates which peaked in the first quarter of 1998 and are ex-pected to bottom in the third quarter of 1999 before stabilizing at approxi-mately 9% to 10% thereafter.

Market Capitalization
During the first six months of 1999 the market capitalization of the WRESI in-creased by $10.4 billion to $130.7 billion. This was a reversal over the pre-vious year, which saw the WRESI market cap decline by $8.8 billion. The recent increase in market capitalization has largely been a reflection of REIT per-formance. During the first quarter of 1999 market capitalization declined as the REIT sector continued to struggle. When REITs rallied during the second quarter of 1999 the market cap increased. There has been little new equity capital raised thus far in 1999, either in the form of initial public or sec-ondary offerings. We expect this trend to continue for the remainder of 1999 as the cost of equity is prohibitively expensive for many companies. Consoli-dation within this sector should continue and we expect few, if any, new com-panies coming public in the near-term. Longer term, we expect the market capi-talization of the WRESI to increase as commercial property ownership in the United States continues its gradual shift from private to public ownership.

Real Estate Market Conditions
Real estate markets across the nation are in remarkably good shape. Eight years into the current economic expansion, the overbuilding that has been a characteristic of other business cycles is largely absent. The office sector continues to have healthy demand with limited new supply entering most mar-kets. The outlook is particularly good for properties in downtown areas, al-though acquisition prices are high. For many landlords the rents currently in place are generally below current market rents, which offers significant po-tential growth opportunities as existing leases expire.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

The apartment sector in the United States still has favorable market condi-tions but greater selectivity is required than in other property sectors. De-mand remains high and has been outpacing supply in many markets but permit ac-tivity has increased significantly. While most markets are healthy, the con-centration of supply in a few large markets has caused some weakening (e.g., Houston, San Jose). In addition, financing for multifamily development remains plentiful and investment demand for apartments from pension funds is strong. These conditions make it unlikely that new supply will pull back significantly over the next 12 months. This may result in rental rate weakness in a few met-ropolitan areas as supply exceeds demand. The industrial sector appears to be in equilibrium. New supply has kept up with demand in many of the primary mar-kets. In many cases, when there has been modest over-supply in individual mar-kets, development has been scaled back. This is an important characteristic of the industrial sector, which historically has been a stable property type. The short development horizon (9-12 months) and the importance of the build-to-suit transactions allow supply to adjust quickly to any demand fluctuations. We believe this sector should remain attractive and grow in step with the overall economy. Internet-based retailing is the hottest topic in the retail sector and perceived impact from e-commerce may have contributed to the nega-tive returns for retail during the first quarter. During the second quarter however, we saw the retail sectors stage a sharp comeback. Overall, for the first half of the year, both the local and regional retail property sectors of WRESI are down slightly, but the future looks promising as the demand is pro-jected to stay ahead of supply for the near-term outlook.

Near Term Outlook
We believe there is compelling value in the REIT sector. As of June 30, the weighted average yield on stocks in the Wilshire REIT Index (WREIT) was 7.1%, compared with a 5.8% yield on the 10-year treasury. The yield on the WREIT also compares favorably to the yield on the S&P 500 Index (1.3%) and the S&P Utilities Index (3.7%). Current earnings coverage averages over 1.3 times. In addition to safe and attractive dividends, REIT earnings are expected to grow 10% this year (1999 vs. 1998) and 8-9% next year (2000 vs. 1999). This sug-
gests an impressive potential total return (15-17%) assuming current multiples remain unchanged.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------


As Adviser to the Portfolio we will continue to maintain a cautious eye for companies which no longer meet our expectations for stable growth in cash flow per share. At the same time, we will continue to remain loyal to our value style which we interpret as growth at a reasonable price (GARP).

Sincerely,
/s/ Timothy J. Pire                       /s/ Randy Newsome

Timothy J. Pire, CFA                      Randy Newsome
Portfolio Manager                         Portfolio Manager

    The investment results presented in the Adviser's letter represent past performance and should not be
construed as a guarantee of future results. The Portfolio's performance assumes the reinvestment of
                        all dividends and distributions.
  There are no assurances that the Portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares,
       when redeemed, may be worth more or less than their original cost.
 The Portfolio's holdings are subject to change because it is actively managed.
    Portfolio changes should not be considered recommendations for action by individual investors.

                     Definition of the Comparative Indices
                     -------------------------------------
Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index, an index composed of the 3,000 largest U.S. publicly traded companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utility and 20 transportation stocks.

S&P Utilities Index is a market capitalization weighted index of stocks used to measure the performance of the utility sector. At the end of 1998 the index contained 39 companies with a market capitalization over $280 billion.

Wilshire Real Estate Securities Index (WRESI) is a market capitalization weighted index of publicly traded real estate securities including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

Wilshire REIT (WREIT) Index includes 112 REITs but excludes 7 real estate operating companies that are included in the WRESI.

    The comparative index assumes reinvestment of dividends and, unlike the Portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's return, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   JUNE 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 87.3%

                                                     NAREIT(b)
                                          Shares   Classification    Value+
                                        ---------- -------------- ------------

Amil Residential Properties Trust......     80,600     Equity     $  1,803,425
Apartment Investment & Management
 Co. ..................................     54,400     Equity        2,325,600
Archstone Communities Trust............    194,120     Equity        4,258,507
Arden Realty, Inc. ....................    130,900     Equity        3,223,413
Bedford Property Investors, Inc. ......    233,800     Equity        4,179,175
Berkshire Realty Co. ..................     98,788     Equity        1,142,236
*Cadillac Fairview Corp. ..............     99,000     Equity        1,868,625
CenterPoint Properties Corp. ..........     46,200     Equity        1,692,075
Centertrust Retail Properties, Inc. ...    254,500     Equity        2,990,375
Chelsea GCA Realty, Inc. ..............     85,193     Equity        3,162,790
Developers Diversified Realty Corp. ...    116,060     Equity        1,929,498
Eastgroup Properties...................    103,818     Equity        2,082,849
Equity Office Properties Trust.........    183,700     Equity        4,707,313
Equity Residential Properties Trust....     78,566     Equity        3,540,380
Essex Property Trust, Inc. ............    136,352     Equity        4,823,452
*Excel Legacy Corp. ...................    365,545     Equity        1,736,339
Franchise Finance Corp. of America.....    119,400     Equity        2,626,800
Home Properties of NY, Inc. ...........     76,000     Equity        2,099,500
Kilroy Realty Corp. ...................    132,300     Equity        3,216,544
Kimco Realty Corp. ....................     67,800     Equity        2,652,675
Mack-Cali Realty Corp. ................    137,400     Equity        4,250,813
Manufactured Home Communities, Inc. ...      8,500     Equity          221,000
New Plan Excel Realty Trust............     95,800     Equity        1,724,400
Parkway Properties, Inc. ..............     72,300     Equity        2,394,938
Philips International Realty Corp. ....    181,800     Equity        3,067,875
Prentiss Properties Trust..............     79,900     Equity        1,877,650
ProLogis Trust.........................    214,770     Equity        4,349,092
PS Business Parks, Inc. ...............     50,400     Equity        1,228,500
Public Storage, Inc. ..................    128,820     Equity        3,606,960
Reckson Associates Realty Corp.,
  Class B..............................    207,629     Equity        4,957,142
Regency Realty Corp. ..................    112,800     Equity        2,474,550
*Security Capital Group, Inc.,
  Class B .............................    331,700     Equity        4,830,381
Sovran Self Storage, Inc. .............     80,400     Equity        2,165,775
Sun Communities, Inc. .................     29,200     Equity        1,036,600
Taubman Centers, Inc. .................     82,900     Equity        1,093,244
Trizec Hahn Corp. .....................    222,100     Equity        4,525,286
U.S. Restaurants Properties, Inc. .....     59,300     Equity        1,260,125
Walden Residential Properties, Inc. ...    109,200     Equity        2,347,800
Weeks Corp. ...........................     93,500     Equity        2,851,750
                                                                  ------------
 TOTAL COMMON STOCKS (Cost $95,360,588)..........................  106,325,452
                                                                  ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
                                                  JUNE 30, 1999 (Unaudited)
-------------------------------------------------------------------------------

PREFERRED STOCKS - 7.6%

                                                  NAREIT(b)
                                       Shares   Classification    Value+
                                     ---------- -------------- ------------

 Health Care Property Investments,
  Inc., 7.875%, Series A...........      37,600       Equity   $    853,050
 Highwoods Properties, Inc., 8.00%,
  Series B.........................      35,900       Equity        839,163
 Prologis Trust, 8.54%, Series C...      24,670       Equity      1,066,731
 Taubman Center, Inc., 8.30%,
  Series A.........................     140,400       Equity      3,220,425
 Vornado Realty Trust, 6.50%,
  Series A.........................      64,100       Equity      3,237,050
                                                               ------------
  TOTAL PREFERRED STOCKS (Cost $14,355,643)..................     9,216,419
                                                               ------------

 SHORT-TERM INVESTMENT - 6.0%

                                                     Face
                                                    Amount
                                                --------------
 REPURCHASE AGREEMENT
  Chase Securities, Inc. 4.50%, dated 6/30/99,
   due 07/01/99, to be repurchased at
   $7,332,917, collateralized by $6,955,026
   U.S. Treasury Notes, 6.875%, due 05/15/06,
   valued at $7,391,923 (Cost $7,332,000).....    $7,332,000      7,332,000
                                                               ------------
  TOTAL INVESTMENTS - 100.9% (Cost $117,048,231).............   122,873,871
                                                               ------------
  OTHER ASSETS AND LIABILITIES (NET) - (0.9)%................    (1,106,257)
                                                               ------------
  NET ASSETS - (100%)........................................  $121,767,614
                                                               ============

+   See Note A to Financial Statements.
*   Non-income producing security
(a) The cost for federal income tax purposes was $117,048,231. At June 30, 1999, net unrealized appreciation for all securities based on tax cost was $5,825,640. This consisted of aggregate gross unrealized appreciation for all securities of $9,346,604 and aggregate gross unrealized depreciation for all securities of $3,520,964.
(b) NAREIT -- National Association of Real Estate Investment Trusts

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   JUNE 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 Assets
 Investments, at Cost............................................. $117,048,231
                                                                   ============
 Investments, at Value............................................  122,873,871
 Cash.............................................................        1,942
 Receivable for Investments Sold..................................      906,918
 Dividends Receivable.............................................      800,193
 Interest Receivable..............................................          917
 Receivable for Portfolio Shares Sold.............................       42,300
 Other Assets.....................................................          460
                                                                   ------------
  Total Assets....................................................  124,626,601
                                                                   ------------
 Liabilities
 Payable for Investments Purchased................................    2,670,219
 Payable for Investment Advisory Fees -- Note B...................       69,825
 Payable for Administrative Fees -- Note C........................       21,857
 Payable for Trustee Fees -- Note F...............................          388
 Other Liabilities................................................       96,698
                                                                   ------------
  Total Liabilities...............................................    2,858,987
                                                                   ------------
 Net Assets....................................................... $121,767,614
                                                                   ============
 Net Assets Consist of:
 Paid in Capital.................................................. $114,822,639
 Undistributed Net Investment Income..............................      831,781
 Accumulated Net Realized Gain....................................      287,554
 Unrealized Appreciation..........................................    5,825,640
                                                                   ------------
 Net Assets....................................................... $121,767,614
                                                                   ============
 Institutional Class Shares
 Net Assets....................................................... $ 80,691,605
 Shares Issued and Outstanding+...................................    8,954,012
 Net Asset Value, Offering, and Redemption Price Per Share........        $9.01
                                                                          =====
 Advisor Class Shares
 Net Assets....................................................... $ 41,076,009
 Shares Issued and Outstanding+...................................    4,564,206
 Net Asset Value, and Redemption Price Per Share..................        $9.00
                                                                          =====
 Offering price Per Share ($9.00/.9525)...........................        $9.45
                                                                          =====

+  Unlimited Number of Shares Authorized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS               HEITMAN REAL ESTATE PORTFOLIO
                        FOR THE SIX MONTHS ENDED
                        JUNE 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 Investment Income
 Dividends..........................................................  $3,288,099
 Interest...........................................................     114,828
                                                                      ----------
  Total Income......................................................   3,402,927
                                                                      ----------
 Expenses
 Investment Advisory Fees -- Note B.................................     444,076
 Administrative Fees -- Note C......................................     180,942
 Shareholder Servicing Fees -- Note E...............................      52,634
 Distribution Fees -- Note E........................................      52,634
 Printing Fees......................................................      15,245
 Registration and Filing Fees.......................................      12,985
 Custodian Fees -- Note D...........................................      12,193
 Legal Fees.........................................................      10,254
 Audit Fees.........................................................       8,790
 Trustees' Fees -- Note F...........................................       1,504
 Other Expenses.....................................................      48,027
                                                                      ----------
  Total Expenses....................................................     839,284
                                                                      ----------
 Net Investment Income..............................................   2,563,643
                                                                      ----------
 Net Realized Gain on Investments...................................   2,589,931
 Net Change in Unrealized Appreciation/Depreciation on Investments..   1,739,474
                                                                      ----------
 Net Gain on Investments............................................   4,329,405
                                                                      ----------
 Net Increase in Net Assets Resulting from Operations...............  $6,893,048
                                                                      ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                      Six Months
                                                         Ended       Year Ended
                                                     June 30, 1999  December 31,
                                                      (Unaudited)       1998
                                                     -------------  ------------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income.............................  $  2,563,643   $  4,914,015
 Net Realized Gain (Loss)..........................     2,589,931     (1,119,614)
 Net Change in Unrealized
  Appreciation/Depreciation........................     1,739,474    (32,818,271)
                                                     ------------   ------------
 Net Increase (Decrease) in Net Assets Resulting
  From Operations..................................     6,893,048    (29,023,870)
                                                     ------------   ------------
Distributions:
Net Investment Income:
 Institutional Class...............................    (1,181,287)    (2,991,800)
 Advisor Class.....................................      (550,575)    (1,920,451)
                                                     ------------   ------------
 Total Distributions...............................    (1,731,862)    (4,912,251)
                                                     ------------   ------------
Capital Share Transactions: (1)
 Institutional Class:
 Issued............................................     9,796,506     25,351,539
 In Lieu of Cash Distributions.....................       646,046      1,228,296
 Redeemed..........................................   (13,034,168)   (62,055,189)
                                                     ------------   ------------
  Net Decrease from Institutional Class Shares.....    (2,591,616)   (35,475,354)
                                                     ------------   ------------
 Advisor Class:
 Issued............................................     3,617,840     17,255,816
 In Lieu of Cash Distributions.....................       505,972      1,783,126
 Redeemed..........................................   (11,308,590)   (43,212,483)
                                                     ------------   ------------
  Net Decrease from Advisor Class Shares...........    (7,184,778)   (24,173,541)
                                                     ------------   ------------
  Net Decrease from Capital Share Transactions.....    (9,776,394)   (59,648,895)
                                                     ------------   ------------
  Total Decrease...................................    (4,615,208)   (93,585,016)
Net Assets:
 Beginning of Period...............................   126,382,822    219,967,838
                                                     ------------   ------------
 End of Period (including undistributed net
  investment income of $831,781 and $0,
  respectively)....................................  $121,767,614   $126,382,822
                                                     ============   ============
(1)Shares Issued and Redeemed:
  Institutional Class:
  Issued...........................................     1,147,683      2,780,776
  In Lieu of Cash Distributions....................        80,555        130,019
  Redeemed.........................................    (1,519,797)    (6,508,467)
                                                     ------------   ------------
  Net Decrease in Institutional Class Shares.......      (291,559)    (3,597,672)
                                                     ------------   ------------
  Advisor Class:
  Issued...........................................       424,727      1,747,978
  In Lieu of Cash Distributions....................        63,089        189,561
  Redeemed.........................................    (1,335,965)    (4,639,720)
                                                     ------------   ------------
  Net Decrease from Advisor Class Shares...........      (848,149)    (2,702,181)
                                                     ------------   ------------
  Net Decrease in Capital Shares...................    (1,139,708)    (6,299,853)
                                                     ============   ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                                 Institutional Class Shares
                         -------------------------------------------------------------------------------
                          Six Months                                          Three-Month   Fiscal Year
                             Ended         Years Ended December 31,           Period Ended     Ended
                         June 30, 1999 -------------------------------------  December 31, September 30,
                          (Unaudited)   1998       1997      1996     1995        1994         1994
                         ------------- -------   --------  --------  -------  ------------ -------------
Net Asset Value,
 Beginning of Period....    $  8.62    $ 10.49   $  10.96  $   8.65  $  8.30    $   9.23     $  10.95
                            -------    -------   --------  --------  -------    --------     --------
Income From Investment
 Operations
 Net Investment Income..       0.32       0.32       0.40      0.37     0.33        0.10         0.32
 Net Realized and
  Unrealized
  Gain (Loss)...........       0.19      (1.88)      1.82      2.82     0.53       (0.05)       (0.92)
                            -------    -------   --------  --------  -------    --------     --------
 Total from Investment
  Operations............       0.51      (1.56)      2.22      3.19     0.86        0.05        (0.60)
                            -------    -------   --------  --------  -------    --------     --------
Distributions:
 Net Investment Income..      (0.12)     (0.31)     (0.40)    (0.37)   (0.33)      (0.10)       (0.31)
 In Excess of Net
  Investment Income.....        --         --       (0.05)    (0.10)     --          --           --
 Net Realized Gain......        --         --       (2.24)    (0.41)     --        (0.77)       (0.67)
 Tax Return of
  Capital(a)............        --         --         --        --     (0.18)      (0.11)       (0.14)
                            -------    -------   --------  --------  -------    --------     --------
 Total Distributions....      (0.12)     (0.31)     (2.69)    (0.88)   (0.51)      (0.98)       (1.12)
                            -------    -------   --------  --------  -------    --------     --------
Net Asset Value, End of
 Period.................    $  9.01    $  8.62   $  10.49  $  10.96  $  8.65    $   8.30     $   9.23
                            =======    =======   ========  ========  =======    ========     ========
Total Return............       6.14%    (15.12)%    21.12%    38.06%   10.87%       0.65%       (5.22)%
                            =======    =======   ========  ========  =======    ========     ========
Ratios and Supplemental
 Data
Net Assets,
 End of Period
 (Thousands)............    $80,692    $79,717   $134,746  $129,275  $95,692    $105,569     $116,268
Ratio of Expenses to
 Average Net Assets.....       1.22%*     1.22%      1.09%     1.23%    1.29%       1.28%*       1.22%
Ratio of Net Investment
 Income to Average Net
 Assets.................       4.41%*     3.14%      3.57%     4.09%    3.97%       4.35%*       2.87%
Portfolio Turnover
 Rate...................         32%        80%        90%       60%      65%         38%          90%

  * Annualized
(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period
                                            Advisor Class Shares
                         --------------------------------------------------------------
                          Six Months
                             Ended      Years Ended December 31,           May 15,
                         June 30, 1999 -----------------------------      1995+ to
                          (Unaudited)    1998       1997      1996    December 31, 1995
                         ------------- --------   --------  --------  -----------------
Net Asset Value,
 Beginning of Period....    $  8.62    $  10.50   $  10.98  $   8.67       $ 8.00
                            -------    --------   --------  --------       ------
Income From Investment
 Operations
 Net Investment Income..       0.29        0.25       0.35      0.31         0.23
 Net Realized and
  Unrealized Gain
  (Loss)................       0.20       (1.86)      1.80      2.84         0.80
                            -------    --------   --------  --------       ------
 Total from Investment
  Operations............       0.49       (1.61)      2.15      3.15         1.03
                            -------    --------   --------  --------       ------
Distributions:
 Net Investment Income..      (0.11)      (0.27)     (0.35)    (0.31)       (0.23)
 In Excess of Net
  Investment Income.....        --          --       (0.04)    (0.12)         --
 Net Realized Gain......        --          --       (2.24)    (0.41)         --
 Tax Return of
  Capital(a)............        --          --         --        --         (0.13)
                            -------    --------   --------  --------       ------
 Total Distributions....      (0.11)      (0.27)     (2.63)    (0.84)       (0.36)
                            -------    --------   --------  --------       ------
Net Asset Value, End of
 Period.................    $  9.00    $   8.62   $  10.50  $  10.98       $ 8.67
                            =======    ========   ========  ========       ======
Total Return(b).........       5.88%     (15.54)%    20.44%    37.44%       13.19%
                            =======    ========   ========  ========       ======
Ratios and Supplemental
 Data
Net Assets, End of
 Period (Thousands).....    $41,076    $ 46,665   $ 85,222  $ 79,805       $5,520
Ratio of Expenses to
 Average Net Assets.....       1.70%*      1.73%      1.59%     1.73%        1.99%*(c)
Ratio of Net Investment
 Income to Average Net
 Assets.................       3.87%*      2.65%      3.14%     3.91%        4.27%*(c)
Portfolio Turnover
 Rate...................         32%         80%        90%       60%          65%

  * Annualized
  + Initial Offering of Advisor Shares
(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.
(b) This result does not include the sales charge. If the charge had been in-cluded, the return would have been lower.
(c) During 1995, the Advisor agreed to reimburse a portion of the Advisor Shares' expenses. Without reimbursement, the expense ratio would have been 5.34% and the ratio of net investment income to average net assets would have been 0.92%.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS (Unaudited)

  UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Heitman Real Estate Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At June 30, 1999, the UAM Funds were comprised of forty-nine active portfolios. The information presented in these financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares--In-stitutional Class Shares and Advisor Class Shares. Both classes of shares have identical voting rights (except Advisor Class shareholders have exclusive vot-ing rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The Portfo-lio's investment objective is to obtain high total return consistent with rea-sonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

  On July 1, 1998, the Portfolio, a newly established portfolio of UAM Funds Trust, acquired the assets and certain liabilities of the Heitman Real Estate Fund, a series of Heitman Securities Trust (the "Trust"), pursuant to a plan of reorganization approved by its shareholders. The acquisition was accompa-nied by a tax-free exchange of shares of the Portfolio in an amount equal to the outstanding shares of the Trust. The financial statements of the Portfolio reflect the historical financial results of the Trust prior to the reorganiza-tion.

  Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may also be subject to certain risks associated with di-rect investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Further-more, REITs are dependent upon specialized management skills, have limited di-versification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to gener-ate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to main-tain exemption from registration under the 1940 Act.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

-------------------------------------------------------------------------------

make estimates and assumptions that affect the reported amounts and disclo-sures in the financial statements. Actual results may differ from those esti-mates.

    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the average be-tween the last reported bid and the last reported offer prices quoted on such day. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it ap-proximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying security ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day; the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, the Portfolio has the right to liquidate the collat-eral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. Distributions to Shareholders: The Portfolio will normally distribute all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-divi-dend date. The Portfolio's distributions to shareholders may include a re-turn of capital received from the REITs as well as returns of capital at-tributed to

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

-------------------------------------------------------------------------------

  distributions of other income for financial reporting purposes which was not subject to taxation.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the recognition of gains and losses on securities and permanent differences such as the gain (loss) on in-kind redemptions and return of capital ad-justments on REIT distributions.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income for the purpose of calculating net in-vestment income (loss) per share in the financial highlights.

    5. Other: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and pre-miums on securities purchased are amortized using the effective yield ba-sis over their respective lives. Most expenses of the UAM Funds can be di-rectly attributed to a particular portfolio. Expenses that cannot be di-rectly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allo-cated to each class of shares based upon their relative net assets. Custo-dian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Heitman/PRA Securities Advisors, L.L.C. (the "Adviser"), an indi-rect wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $100 million of daily average net assets and 0.65% of daily average net assets in excess of $100 million.

  The adviser may voluntarily agree to limit the expenses of the portfolio. The adviser may further reduce its compensation to the extent that the ex-penses of the portfolio exceed such lower expense limitation as the adviser may, by notice to the Portfolio, declare to be appropriate.

  C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund ac-counting, dividend disbursing, shareholder servicing, and transfer agent

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

-------------------------------------------------------------------------------

services to the UAM Funds under a Fund Administration agreement with the UAM Funds (the "agreement"). The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), a corpo-rate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including administrative and fund accounting services. The Adminis-trator has entered into an Agency Agreement with DST Systems, Inc. ("DST"), under which DST provides transfer agent and dividend disbursing services. The Administrator has also entered into an agreement with UAM Shareholder Service Center, Inc. ("UAMSSC"), an affiliate of UAM, to serve as the shareholder ser-vicing agent for the UAM Funds.

  In exchange for administrative services, the Portfolio pays the following fees to the Administrator:

  -- effective April 15, 1999, an annual base fee, which is retained by the Administrator, calculated at the annual rate equal to $14,500 the first operational share class and $3,000 for each additional share class.

  -- a portfolio-specific fee to the Administrator of 0.04% per annum of the daily average net assets of the Portfolio which is retained by the Administrator.

  -- an annual base fee that the Administrator pays to CGFSC for its admin-istrative and fund accounting services calculated at the annual rate of no more than $52,500 for the first operational share class, $7,500 for each additional share class plus 0.039% of their pro rata share of the combined average net assets of the UAM Funds.

  -- an annual base fee that the Administrator pays to DST for its services as transfer agent and dividend disbursing agent equal to $10,500 for each operational class.

  -- an annual base fee that the Administrator pays to UAMSSC for its serv-ices as shareholder servicing agent equal to $7,500 for each operational share class and $2,500 for each additional share class.

  The Portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

  For the six months ended June 30, 1999, the Administrator earned $180,942 from the Portfolio as Administrator, of which $56,375, $41,641 and $39,561 was paid to CGFSC, UAMSSC and DST, respectively, for their services.

  D. Custodian: The Chase Manhattan Bank serves as custodian for the Portfo-lio's assets and the assets are held in accordance with the custodian agree-ment.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

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  E. Distribution Services: UAM Fund Distributors, Inc., a wholly-owned sub-
sidiary of UAM, distributes the shares of the Portfolio. UAM Fund Distribu-tors, Inc. does not receive any fee or other compensation with respect to the Portfolio. At the discretion of UAM Fund Distributors, Inc., the entire sales charge it receives for distribution of the Advisor Class Shares may at times be reallowed to authorized dealers responsible for the sale.

  The Portfolio has adopted a Distribution and Service Plan (the "Plan") for the Advisor Class Shares in accordance with Rule 12b-1 under the 1940 Act. Un-der the provisions of the Plan, the Portfolio may not incur distribution and service fees which exceed the annual rate of 0.50% of the average daily net assets of Advisor Class Shares' net assets, without first obtaining share-holder approval.

  The Portfolio's Advisor Class Shares are currently making payments for dis-tribution fees at an annual rate of 0.25% of average daily net assets. In ad-dition, the Portfolio pays service fees at an annual rate of 0.25% of the av-erage daily net assets of Advisor Class shares owned by the clients of the Service Agents.

  ACG Capital Corporation acts as limited distributor of Advisor Class Shares by providing certain administrative and support services to those broker-dealer firms and registered representatives who have offered and sold Advisor Class Shares prior to March 31, 1999.


  F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustees meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each ac-tive portfolio of the UAM Funds.

  G. Purchases and Sales: For the six months ended June 30, 1999, the Portfo-lio made purchases of $37,455,568 and sales of $47,433,211 of investment secu-rities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  H. Other: At June 30, 1999, 66% of total Institutional Class Shares out-standing were held by 3 record shareholders owning 10% or greater of the ag-gregate total Institutional Class Shares outstanding and 43% of total Advisor Class Shares were held by 1 record shareholder owning 10% or greater of the aggregate total Advisor Class Shares outstanding.

  At December 31, 1998, the Portfolio had available a capital loss carryover for Federal Income tax purposes of approximately $1,616,313 which will expire on December 31, 2006.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Trustee                                 Assistant Secretary

Peter M. Whitman, Jr.
Trustee
--------------------------------------------------------------------------------

UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Heitman/PRA Securities Advisors, L.L.C.
180 North LaSalle Street
Chicago, IL 60601

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.